UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2021

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-11588	38-3042953
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SGA	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2021, Saga Communications, Inc. (the “Company”) appointed Marcia K. Lobaito to its Board of Directors, effective immediately. As was previously announced, Ms. Lobaito retired from her position as Senior Vice President and Director of Business Affairs, effective March 13, 2020. At the request of the Company, Ms. Lobaito continued to and will continue to serve as Corporate Secretary.

Ms. Lobaito will serve until the Company’s 2022 Annual Meeting of Shareholders, when she is expected to stand for re-election to the Board by a vote of the Company’s shareholders. At this time it is not expected that Ms. Lobaito will be a member of the Company’s compensation or audit committees.

Ms. Lobaito will be compensated under the Company’s standard compensatory arrangement for non-employee directors, as described in the Company’s most recent proxy statement. In addition, Ms. Lobaito, as a non-employee director, is eligible, as a participant in the Company’s Second Amended and Restated 2005 Incentive Compensation Plan, as amended (the “Plan”), to receive grants of awards, as determined in the discretion of the Company’s Compensation Committee, pursuant to the terms of the Plan. In addition to her director fees, she will also continue to be compensated for her duties as Corporate Secretary.

There are no arrangements or understandings between Ms. Lobaito and any other persons pursuant to which Ms. Lobaito was appointed to the Company’s Board, and Ms. Lobaito does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01.Other Events.

On September 28, 2021, Saga Communications, Inc. announced that its Board of Directors declared a quarterly cash dividend of $0.16 per share on its Classes A and B Common Stock to be paid on October 22, 2021 to shareholders of record on October 8, 2021, as set forth in the press release included as Exhibit 99.1 hereto.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated September 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Press Release dated September 28, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ugust
SAGA COMMUNICATIONS, INC.

Dated: September 28, 2021	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President and Chief
Financial Officer